                                                                    EXHIBIT 99.2

                             MORGAN STANLEY
               CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                              CDC 2004-HE3
                               ALL RECORDS

1. RANGE OF GROSS INTEREST RATES (%)

                                                                    % OF
                                                                  MORTGAGE
                                                   AGGREGATE       POOL BY      WEIGHTED                   WEIGHTED
                                                    CUT-OFF       AGGREGATE     AVERAGE      WEIGHTED      AVERAGE
                                       NUMBER         DATE         CUT-OFF       GROSS       AVERAGE       ORIGINAL      WEIGHTED
                                         OF        PRINCIPAL        DATE        INTEREST    REMAINING      COMBINED      AVERAGE
                                      MORTGAGE      BALANCE       PRINCIPAL       RATE         TERM          LTV           FICO
RANGE OF GROSS INTEREST RATES (%)       LOANS         ($)          BALANCE        (%)        (MONTHS)        (%)          SCORE
---------------------------------     --------     ----------     ---------     --------    ---------      ---------     --------
3.750 - 3.999                                2        415,654          0.08        3.890          357          56.35          704
4.500 - 4.749                                1        120,499          0.02        4.625          176          77.96          677
4.750 - 4.999                               27      6,737,025          1.27        4.967          357          71.74          681
5.000 - 5.249                               18      4,622,936          0.87        5.111          357          78.47          656
5.250 - 5.499                               24      5,839,538          1.10        5.364          352          79.63          667
5.500 - 5.749                               77     18,487,451          3.48        5.604          353          72.32          676
5.750 - 5.999                              204     47,557,073          8.95        5.901          351          76.03          656
6.000 - 6.249                               92     21,194,796          3.99        6.095          352          78.37          653
6.250 - 6.499                              172     40,058,211          7.54        6.342          354          80.25          655
6.500 - 6.749                              220     47,398,107          8.92        6.586          355          81.42          644
6.750 - 6.999                              270     56,651,834         10.66        6.878          352          81.01          629
7.000 - 7.249                              147     29,178,908          5.49        7.094          354          81.69          630
7.250 - 7.499                              202     38,392,451          7.22        7.338          355          83.36          621
7.500 - 7.749                              191     32,629,867          6.14        7.585          354          82.94          612
7.750 - 7.999                              239     42,098,881          7.92        7.881          353          82.07          597
8.000 - 8.249                              114     16,791,271          3.16        8.113          351          85.31          600
8.250 - 8.499                              140     21,506,196          4.05        8.357          350          82.30          595
8.500 - 8.749                              148     21,466,689          4.04        8.592          353          83.94          596
8.750 - 8.999                              166     23,597,136          4.44        8.878          350          83.14          588
9.000 - 9.249                               83     10,046,036          1.89        9.101          355          83.52          576
9.250 - 9.499                               89     10,437,516          1.96        9.361          354          82.83          574
9.500 - 9.749                               86      9,238,928          1.74        9.598          350          80.31          558
9.750 - 9.999                              101      9,859,180          1.86        9.873          342          83.05          568
10.000 - 10.249                             57      4,132,366          0.78       10.135          343          78.62          568
10.250 - 10.499                             67      5,305,287          1.00       10.359          332          78.28          551
10.500 - 10.749                             37      2,575,783          0.48       10.581          325          77.17          576
10.750 - 10.999                             40      1,885,867          0.35       10.881          261          92.38          619
11.000 - 11.249                             15        985,994          0.19       11.124          297          79.99          553
11.250 - 11.499                             16        653,217          0.12       11.353          276          87.02          595
11.500 - 11.749                             11        648,332          0.12       11.584          284          84.91          631
11.750 - 11.999                             14        458,085          0.09       11.852          244          97.76          625
12.000 - 12.249                              1         31,945          0.01       12.100          174         100.00          647
12.250 - 12.499                              2        169,679          0.03       12.394          230          98.15          636
12.500 - 12.749                              1         28,385          0.01       12.500          178         100.00          621
12.750 - 12.999                              3        117,118          0.02       12.802          197         100.00          630
13.250 - 13.499                              2         51,328          0.01       13.250          177         100.00          609
13.500 - 13.749                              1         34,878          0.01       13.500          178          89.11          613
TOTAL:                                   3,080    531,404,446        100.00        7.328          352          80.90          623

Minimum: 3.890
Maximum: 13.500
Weighted Average: 7.328

                                   Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            MORGAN STANLEY
              CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                             CDC 2004-HE3
                               ARM LOANS

1. RANGE OF GROSS INTEREST RATES (%)

                                                                      % OF
                                                                    MORTGAGE
                                                     AGGREGATE       POOL BY      WEIGHTED                   WEIGHTED
                                                      CUT-OFF       AGGREGATE     AVERAGE      WEIGHTED      AVERAGE
                                        NUMBER          DATE         CUT-OFF       GROSS       AVERAGE       ORIGINAL      WEIGHTED
                                          OF         PRINCIPAL        DATE        INTEREST    REMAINING      COMBINED      AVERAGE
                                       MORTGAGE       BALANCE       PRINCIPAL       RATE         TERM          LTV           FICO
RANGE OF GROSS INTEREST RATES (%)        LOANS          ($)          BALANCE        (%)        (MONTHS)        (%)          SCORE
---------------------------------      --------   ------------     ----------   ----------    ---------     ---------     ---------
3.750 - 3.999                               2        415,654          0.10        3.890          357          56.35          704
4.750 - 4.999                              12      3,571,180          0.87        4.953          357          75.49          659
5.000 - 5.249                              16      4,105,365          1.00        5.118          357          80.37          651
5.250 - 5.499                              16      3,927,135          0.95        5.380          357          78.29          663
5.500 - 5.749                              48     11,856,564          2.88        5.620          357          74.78          671
5.750 - 5.999                             116     27,374,807          6.65        5.911          357          79.26          649
6.000 - 6.249                              62     14,758,469          3.58        6.096          357          81.72          654
6.250 - 6.499                             129     29,466,881          7.15        6.351          356          81.40          654
6.500 - 6.749                             171     36,589,172          8.88        6.593          356          81.99          642
6.750 - 6.999                             209     44,070,255         10.70        6.884          356          82.17          628
7.000 - 7.249                             109     20,930,862          5.08        7.106          356          83.98          624
7.250 - 7.499                             166     30,357,819          7.37        7.346          356          83.64          612
7.500 - 7.749                             168     29,127,629          7.07        7.588          356          83.33          609
7.750 - 7.999                             203     37,454,444          9.09        7.886          356          82.92          594
8.000 - 8.249                              97     15,059,632          3.66        8.115          357          85.56          595
8.250 - 8.499                             120     18,247,930          4.43        8.354          356          82.40          583
8.500 - 8.749                             128     19,346,202          4.70        8.591          356          83.79          594
8.750 - 8.999                             135     20,378,473          4.95        8.882          357          83.55          582
9.000 - 9.249                              72      9,284,386          2.25        9.102          357          83.60          568
9.250 - 9.499                              76      9,373,172          2.28        9.365          357          82.36          570
9.500 - 9.749                              75      8,559,806          2.08        9.598          357          79.61          551
9.750 - 9.999                              67      6,896,979          1.67        9.884          357          80.57          546
10.000 - 10.249                            44      3,333,377          0.81       10.147          357          76.65          549
10.250 - 10.499                            44      3,896,429          0.95       10.348          357          77.52          539
10.500 - 10.749                            22      1,637,608          0.40       10.599          356          70.24          551
10.750 - 10.999                            13        745,378          0.18       10.870          358          84.29          571
11.000 - 11.249                             7        612,009          0.15       11.120          357          71.63          525
11.250 - 11.499                             5        210,104          0.05       11.371          356          66.55          531
11.500 - 11.749                             1        258,835          0.06       11.540          358          70.00          546
TOTAL:                                  2,333    411,846,557        100.00        7.420          356          81.96          615

Minimum: 3.890
Maximum: 11.540
Weighted Average: 7.420

                                  Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             MORGAN STANLEY
               CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                              CDC 2004-HE3
                            FIXED RATE LOANS

1. RANGE OF GROSS INTEREST RATES (%)

                                                                 % OF
                                                                MORTGAGE
                                                 AGGREGATE       POOL BY      WEIGHTED                   WEIGHTED
                                                  CUT-OFF       AGGREGATE     AVERAGE      WEIGHTED      AVERAGE
                                     NUMBER         DATE         CUT-OFF       GROSS       AVERAGE       ORIGINAL      WEIGHTED
                                       OF        PRINCIPAL        DATE        INTEREST    REMAINING      COMBINED      AVERAGE
                                    MORTGAGE      BALANCE       PRINCIPAL       RATE         TERM          LTV           FICO
RANGE OF GROSS INTEREST RATES (%)    LOANS          ($)          BALANCE        (%)        (MONTHS)        (%)          SCORE
--------------------------------    --------    ----------      ---------     --------    ---------      ---------     ---------
4.500 - 4.749                             1        120,499          0.10        4.625          176          77.96          677
4.750 - 4.999                            15      3,165,845          2.65        4.984          357          67.51          706
5.000 - 5.249                             2        517,571          0.43        5.057          357          63.35          697
5.250 - 5.499                             8      1,912,403          1.60        5.330          342          82.40          675
5.500 - 5.749                            29      6,630,888          5.55        5.576          345          67.92          686
5.750 - 5.999                            88     20,182,266         16.88        5.887          344          71.64          666
6.000 - 6.249                            30      6,436,327          5.38        6.092          340          70.69          651
6.250 - 6.499                            43     10,591,330          8.86        6.317          349          77.05          659
6.500 - 6.749                            49     10,808,935          9.04        6.562          353          79.48          651
6.750 - 6.999                            61     12,581,579         10.52        6.855          338          76.96          635
7.000 - 7.249                            38      8,248,046          6.90        7.064          350          75.88          645
7.250 - 7.499                            36      8,034,632          6.72        7.309          351          82.29          657
7.500 - 7.749                            23      3,502,238          2.93        7.566          335          79.68          636
7.750 - 7.999                            36      4,644,437          3.88        7.837          329          75.28          619
8.000 - 8.249                            17      1,731,639          1.45        8.100          301          83.13          646
8.250 - 8.499                            20      3,258,266          2.73        8.373          312          81.77          657
8.500 - 8.749                            20      2,120,486          1.77        8.603          319          85.39          619
8.750 - 8.999                            31      3,218,663          2.69        8.851          307          80.56          624
9.000 - 9.249                            11        761,649          0.64        9.091          333          82.52          663
9.250 - 9.499                            13      1,064,344          0.89        9.318          328          87.02          604
9.500 - 9.749                            11        679,122          0.57        9.608          265          89.11          651
9.750 - 9.999                            34      2,962,200          2.48        9.847          307          88.82          620
10.000 - 10.249                          13        798,989          0.67       10.087          282          86.81          646
10.250 - 10.499                          23      1,408,858          1.18       10.389          264          80.40          582
10.500 - 10.749                          15        938,175          0.78       10.550          271          89.28          620
10.750 - 10.999                          27      1,140,489          0.95       10.888          198          97.66          650
11.000 - 11.249                           8        373,985          0.31       11.131          198          93.67          599
11.250 - 11.499                          11        443,112          0.37       11.345          238          96.72          626
11.500 - 11.749                          10        389,496          0.33       11.613          236          94.83          687
11.750 - 11.999                          14        458,085          0.38       11.852          244          97.76          625
12.000 - 12.249                           1         31,945          0.03       12.100          174         100.00          647
12.250 - 12.499                           2        169,679          0.14       12.394          230          98.15          636
12.500 - 12.749                           1         28,385          0.02       12.500          178         100.00          621
12.750 - 12.999                           3        117,118          0.10       12.802          197         100.00          630
13.250 - 13.499                           2         51,328          0.04       13.250          177         100.00          609
13.500 - 13.749                           1         34,878          0.03       13.500          178          89.11          613
TOTAL:                                  747    119,557,890        100.00        7.012          335          77.23          651

Minimum: 4.625
Maximum: 13.500
Weighted Average: 7.012

                                   Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.